SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                           ___________________________


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 16, 2003


                           RAMPART CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


             TEXAS                     1-15277                  76-0427502
    (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                            Identification No.)
--------------------------------------------------------------------------------



                            16401 COUNTRY CLUB DRIVE
                               CROSBY, TEXAS 77532
              (Address of Registrant's principal executive offices)

                                 (713) 223-4610
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION

               Not Applicable.

          (c)  EXHIBITS

               99.1   Press Release dated May 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE (BEING PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On May 16, 2003, the Company announced its earnings for the quarter ended March 31, 2003. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company's related press release dated May 16, 2003.

     The information in this Item 9 is being furnished, not filed. Accordingly, the information in this Item 9 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 16, 2003                      RAMPART CAPITAL CORPORATION



                                             By:  /s/ J. H. Carpenter
                                                --------------------------------
                                                     J.H. Carpenter,
                                                     President and
                                                     Chief Operating Officer

                                INDEX TO EXHIBITS


EXHIBIT                     DESCRIPTION OF EXHIBIT
-------             --------------------------------------

     *99.1          Press Release, dated May 16, 2003
*FILED HEREWITH.



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